UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No.: 811-04809

Liberty All-Star Equity Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Report of Shareholders.

LIBERTY ALL-STAR® EQUITY FUND

USA

2016 Annual Report

ALL-STAR®
EQUITY FUND

Contents

1	President’s Letter
6	Unique Fund Attributes
8	Investment Managers/Portfolio Characteristics
9	Investment Growth
10	Table of Distributions and Rights Offerings
11	Major Stock Changes in the Quarter and Distribution Policy
12	Top 20 Holdings and Economic Sectors
13	Manager Roundtable
20	Schedule of Investments
28	Statement of Assets and Liabilities
29	Statement of Operations
30	Statements of Changes in Net Assets
32	Financial Highlights
34	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
43	Automatic Dividend Reinvestment and Direct Purchase Plan
45	Additional Information
47	Trustees and Officers
53	Board Consideration of the Renewal of the Fund Management and Portfolio Management Agreements
58	Privacy Policy
60	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...
A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

•	A diversified, multi-managed portfolio of growth and value stocks
•	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
•	Access to institutional quality investment managers
•	Objective and ongoing manager evaluation
•	Active portfolio rebalancing
•	A quarterly fixed distribution policy
•	Actively managed, exchange-traded closed-end fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

The views expressed in the President’s Letter, Unique Fund Attributes and Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

Liberty All-Star®Equity Fund	President's Letter

(Unaudited)

Fellow Shareholders:	February 2017

While surprising events help to shape equity market performance every year, 2016 will be remembered as an archetype of surprise. Each of the four quarters was marked by headlines that would have been hard to anticipate in advance: the worst calendar year start for U.S. equities ever; the U.K. vote to withdraw from the European Union; record highs recorded by the S&P 500® Index, the Dow Jones Industrial Average (DJIA) and the NASDAQ Composite Index on the same day in August; and Donald Trump’s upset win in the presidential election.

Sparked by the Trump victory, U.S. equities rallied in the fourth quarter, with the S&P 500® advancing 3.82 percent, the DJIA gaining 8.66 percent and the NASDAQ returning 1.66 percent. That the fourth quarter’s return for the NASDAQ was substantially below the other two indices signaled the unevenness of the rally; investors moved quickly to embrace financials and industrial stocks at the expense of growth stocks, including information technology and health care/biotech. For the full year, the S&P 500® returned 11.96 percent, the DJIA returned 16.50 percent and the NASDAQ returned 8.87 percent.

That was an outcome that would have been hard to envision on February 11, when the rout that opened the year reached its nadir. At that point, U.S. stocks were down 10 percent, with the stocks of energy companies and those that supply the industry faring even worse. But if the historically poor start to the year was a surprise, the latter half of the first quarter was almost as surprising. A rally took hold that by quarter’s end had driven the S&P 500® and DJIA to positive returns and left the NASDAQ only modestly negative.

The second quarter was calm by comparison until a poor jobs report for May rattled investors, only to be followed by the “Brexit” referendum in which voters in the U.K. said they favored leaving the European Union. Once again, however, a rally over the last few trading days of the quarter propelled the S&P 500® and the DJIA to modest gains, while the NASDAQ surrendered less than one percentage point.

Positive sentiment prevailed in the third quarter. At one point, the DJIA recorded gains for nine straight trading days—its longest streak in three years. This time it was the NASDAQ leading the way with a 10.02 percent return, a reflection of investors’ greater appetite for risk, as well as technology companies’ prospects for growth in a growth-challenged economy. Markets were also buoyed by good job growth, higher home sales, a surge in consumer confidence and firmer crude oil prices.

Equity markets got off to a poor start in the fourth quarter. October ended broadly lower, with the S&P 500® down 1.94 percent for the month. On November 4, after the same index closed lower for the ninth straight day, The Wall Street Journal declared it the longest losing streak since 2008. All that changed a few days later with the presidential election and an outcome that, with few exceptions, was not foreseen by polls or pundits. Markets that had been predicted to retrench as much as 10 percent on a Trump victory instead surprised many investors and rallied. Investors saw opportunity in Trump’s calls for lower corporate taxes, investment in infrastructure, replacing the Affordable Care Act and a lighter approach to government regulation. Some of the enthusiasm abated in the final week of the year, as investors locked-in profits. Nevertheless, the DJIA advanced nearly 9 percent (after closing above 19,000 for the first time on November 22). The other main event of the quarter—one that came as no surprise—was the Federal Reserve’s quarter-point increase in the fed funds rate, and the subsequent release of meeting notes indicating that the Fed would likely be more aggressive in raising short-term rates during 2017.

Annual Report | December 31, 2016	1

Liberty All-Star®Equity Fund	President's Letter

(Unaudited)

While these were the major events highlighting each quarter, there were underlying themes running through the year. One was a strengthening U.S. economy, marked by gains in employment, improving corporate earnings, a strong housing market and favorable consumer confidence. Another, less positive, factor was China—the world’s second largest economy—where a slowing economy, a decline in the stock market and a weaker yuan held potential implications for the U.S. economy. The geopolitical situation—principally, the Middle East, South China Sea, North Korea, Russian meddling in Eastern Europe and the refugee crises—remain ongoing sources of concern that are not likely to be resolved any time soon.

Liberty All-Star® Equity Fund
For the full year, Liberty All-Star Equity Fund underperformed the key indices previously referred to in this letter. In 2016, the Fund returned 9.14 percent with shares valued at net asset value (NAV) with dividends reinvested and 6.12 percent with shares valued at market price with dividends reinvested. (Fund returns are net of expenses.) As noted, returns for the S&P 500®, the DJIA and the NASDAQ were 11.96 percent, 16.50 percent and 8.87 percent, respectively. The return on Fund shares valued at NAV narrowly trailed the Fund’s principal benchmark, the Lipper Large-Cap Core Mutual Fund Average, which returned 10.04 percent for the year.

For the fourth quarter, the Fund returned 2.66 percent with shares valued at NAV with dividends reinvested and 1.93 percent with shares valued at market price with dividends reinvested. For the same period, the benchmark Lipper index returned 3.68 percent.

Looking back, the Fund—like the vast majority of actively managed funds—was hurt in the first quarter by the market’s hyper-volatility. The Fund outperformed all key benchmarks in both the second and third quarters. In the fourth quarter, the Fund continued to outperform until the presidential election. The massive shift by investors to financials and cyclical stocks and their simultaneous abandonment of the type of growth stocks that the Fund’s growth managers generally invest in (higher growth rates and higher valuation multiples compared to the S&P 500®) accounted for the underperformance in the final quarter and offset strong performance by the value managers. Fund shares valued at market price were also hurt in the fourth quarter by the widening of the discount at which Fund shares trade relative to NAV; during the period, Fund shares traded in a discount range of -14.8 percent to -17.4 percent relative to their underlying NAV.

In accordance with the Fund’s distribution policy, the Fund declared a distribution of $0.12 per share in the fourth quarter, bringing total distributions for 2016 to $0.48 per share. As shareholders may recall, the Fund's distribution policy has been in place since 1988 and is a major component of the Fund’s total return. These distributions add up to $25.65 since 1987 (the Fund's first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the return on their investment in the Fund.

One of the key principles on which the Fund was founded is multi-management, or the practice of allocating the Fund’s assets to carefully selected investment managers representing both value and growth styles of investing. Thus, we are once again offering insights into the managers’ thinking through our annual roundtable question-and-answer exchange, and invite shareholders to read the managers’ comments.

The market continued to rally in the early days of 2017, but much remains unsettled as the new administration and the Republican-led Congress begin the arduous task of governing. We are hopeful that the U.S. economy will continue to grow and that government policies, as they unfold, will complement and support private sector growth. A year with no surprises may be welcome, but if that turns out to be the case it would be a surprise all by itself. For our part, we at ALPS Advisors will continue to offer shareholders a consistent focus and a steady adherence to the principles that make the Fund a core equity holding for long-term investors.

2	www.all-starfunds.com

Liberty All-Star®Equity Fund	President's Letter

(Unaudited)
Sincerely,

William R. Parmentier, Jr.
President and Chief Executive Officer
Liberty All-Star® Equity Fund

Annual Report | December 31, 2016	3

Liberty All-Star® Equity Fund	President's Letter

(Unaudited)

FUND STATISTICS AND SHORT-TERM PERFORMANCE
PERIODS ENDED DECEMBER 31, 2016

FUND STATISTICS:
Net Asset Value (NAV)	$6.13
Market Price	$5.16
Discount	‐15.8%

	Quarter	2016
Distributions*	$0.12	$0.48
Market Price Trading Range	$4.76 to $5.25	$4.26 to $5.28
Premium/(Discount) Range	‐14.8% to ‐17.4%	‐14.0% to ‐17.6%

PERFORMANCE:
Shares Valued at NAV with Dividends Reinvested	2.66%	9.14%
Shares Valued at Market Price with Dividends Reinvested	1.93%	6.12%
Dow Jones Industrial Average	8.66%	16.50%
Lipper Large‐Cap Core Mutual Fund Average	3.68%	10.04%
NASDAQ Composite Index	1.66%	8.87%
S&P 500® Index	3.82%	11.96%

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	President's Letter

(Unaudited)

LONG-TERM PERFORMANCE SUMMARY AND DISTRIBUTIONS	ANNUALIZED RATES OF RETURN
PERIODS ENDED DECEMBER 31, 2016	3 YEARS	5 YEARS	10 YEARS
LIBERTY ALL-STAR® EQUITY FUND
Distributions	$1.38	$2.05	$4.56
Shares Valued at NAV with Dividends Reinvested	5.56%	12.54%	5.20%
Shares Valued at Market Price with Dividends Reinvested	3.63%	12.44%	3.98%
Dow Jones Industrial Average	8.71%	12.92%	7.52%
Lipper Large‐Cap Core Mutual Fund Average	6.84%	13.14%	6.14%
NASDAQ Composite Index	10.14%	17.07%	9.53%
S&P 500® Index	8.87%	14.66%	6.95%

*	All 2016 distributions consist of ordinary dividends and long-term capital gains. A breakdown of each 2016 distribution for federal income tax purposes can be found in the table on page 45.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500®Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 60.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Annual Report | December 31, 2016	5

Liberty All-Star® Equity Fund	Unique Fund Attributes

(Unaudited)

UNIQUE ATTRIBUTES OF Liberty All-Star® Equity Fund

Several attributes help to make the Fund a core equity holding for investors seeking diversification, income and the potential for long-term appreciation.

MULTI-MANAGEMENT FOR INDIVIDUAL INVESTORS

Liberty All-Star® Equity Fund is multi-managed, an investment discipline that is followed by large institutional investors to diversify their portfolios. In 1986, Liberty All-Star® Equity Fund became the first closed-end fund to bring multi-management to individual investors.

REAL-TIME TRADING AND LIQUIDITY

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. In addition, Fund shares offer immediate liquidity and there are no annual sales fees.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Unique Fund Attributes

(Unaudited)

ACCESS TO INSTITUTIONAL MANAGERS

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

MONITORING AND REBALANCING

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy, and will replace managers when warranted. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

ALIGNMENT AND OBJECTIVITY

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Trustees that is elected by and responsible to shareholders.

DISTRIBUTION POLICY

Since 1988, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 8 percent of the Fund’s net asset value (paid quarterly at 2 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

Annual Report | December 31, 2016	7

Investment Managers/
Liberty All-Star® Equity Fund	Portfolio Characteristics

(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG
THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES
ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

	INVESTMENT STYLE SPECTRUM
PORTFOLIO CHARACTERISTICS AS OF DECEMBER 31, 2016	VALUE GROWTH
	Pzena	Delaware	Aristotle	Sustainable	TCW	Total Fund	S&P 500® Index
Number of Holdings	40	32	43	30	31	151*	505
Percent of Holdings in Top 10	35%	34%	32%	40%	52%	17%	18%
Weighted Average Market Capitalization (billions)	$87	$86	$80	$112	$113	$95	$148
Average Five-Year Earnings Per Share Growth	3%	7%	6%	12%	15%	8%	10%
Dividend Yield	2.4%	2.6%	2.0%	1.2%	0.7%	1.8%	2.1%
Price/Earnings Ratio**	17x	20x	18x	31x	37x	22x	21x
Price/Book Value Ratio	1.7x	2.6x	2.9x	5.2x	4.9x	3.0x	3.1x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Investment Growth

(Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of shares of beneficial interest at the closing market price (NYSE: USA) of $6.00 on December 31, 1987, and tracking its progress through December 31, 2016. For certain information, it also assumes that a shareholder exercised all primary rights in the Fund’s rights offerings (see below). This graph covers the period since the Fund commenced its distribution policy in 1988.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $50,500 (including the December 31, 2016 value of the original investment of $8,600 plus distributions during the period of $40,783 and tax credits on retained capital gains of $1,117).

The additional value realized through reinvestment of all distributions and tax credits. The value of the investment under this scenario grew to $151,839.

The additional value realized through full participation in all the rights offerings under the terms of each offering. The value of the investment under this scenario grew to $220,765 excluding the cost to fully participate in all the rights offerings under the terms of each offering which was $49,966.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Annual Report | December 31, 2016	9

Table of Distributions and
Liberty All-Star® Equity Fund	Rights Offerings

(Unaudited)

		RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE	TAX CREDITS[1]
1988	$0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
Total	$24.47

[1]
The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.

[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

10	www.all-starfunds.com

Major Stock Changes in the Quarter
Liberty All-Star® Equity Fund	and Distribution Policy

December 31, 2016 (Unaudited)

The following are the major ($5 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the fourth quarter of 2016.

	SHARES
SECURITY NAME	PURCHASE (SALES)	HELD AS OF 12/31/16
PURCHASES
Cognizant Technology Solutions Corp., Class A	118,825	118,825
Equity Residential	110,000	110,000
SALES
athenahealth, Inc.	(50,300)	0
Cerner Corp.	(108,895)	144,969
Xerox Corp.	(706,400)	0

DISTRIBUTION POLICY
The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Annual Report | December 31, 2016	11

Liberty All-Star® Equity Fund	Top 20 Holdings and Economic Sectors

December 31, 2016 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Alphabet, Inc., Class C	2.14%
Mondelez International, Inc., Class A	1.90
Visa, Inc., Class A	1.80
Salesforce.com, Inc.	1.69
Facebook, Inc., Class A	1.65
Amazon.com, Inc.	1.64
Starbucks Corp.	1.54
The Priceline Group, Inc.	1.50
Halliburton Co.	1.45
Bank of America Corp.	1.40
Adobe Systems, Inc.	1.35
Chubb Ltd.	1.34
Equinix, Inc.	1.25
Lowe's Companies, Inc.	1.25
CVS Health Corp.	1.17
Intel Corp.	1.13
Archer-Daniels-Midland Co.	1.03
State Street Corp.	1.01
Celgene Corp.	0.99
JPMorgan Chase & Co.	0.99
28.22%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	20.02%
Financials	19.28
Health Care	13.59
Consumer Discretionary	12.06
Consumer Staples	9.23
Energy	8.80
Industrials	5.68
Materials	3.29
Real Estate	2.84
Utilities	1.26
Telecommunication Services	1.26
Other Net Assets	2.69
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

MANAGER ROUNDTABLE

Looking back and looking ahead, the Fund’s managers assess 2016 and evaluate what a Trump administration may—or may not—mean for the investment environment in 2017.

Liberty All-Star Equity Fund’s five investment managers represent long experience, deep knowledge, a proven track record and, given that they represent both growth and value styles of investing, a broad point of view on the stock market and equity investing generally. Thus, once again, we are grateful to be able to call upon this resource to provide Fund shareholders with commentary and insight. The Fund’s Investment Advisor, ALPS Advisors, serves as moderator of the roundtable. Participating investment management firms, the portfolio manager for each, and their respective styles and strategies are:

ARISTOTLE CAPITAL MANAGEMENT, LLC
Portfolio Manager/Howard Gleicher, CFA
CEO and Chief Investment Officer
Investment Style/Value – Aristotle seeks to invest in high quality companies that it believes are selling at a significant discount to their intrinsic value and where a catalyst exists that will lead to a realization by the market of this true value. Aristotle practices a fundamental, bottom-up research-driven process and invests with a long-term perspective.

DELAWARE INVESTMENTS
Portfolio Manager/D. Tysen Nutt, Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader
Investment Style/Value – Delaware uses a research-intensive approach to identify companies it believes are undervalued as indicated by multiple factors, including the earnings and cash flow potential or the assets of the company. Delaware seeks to buy companies at times of excessive pessimism and sell at times of undue optimism.

PZENA INVESTMENT MANAGEMENT, LLC
Portfolio Managers/Richard S. Pzena, Founder and Co-Chief Investment Officer
John J. Flynn, Principal and Portfolio Manager
Benjamin S. Silver, CFA, Principal and Co-Director of Research
Investment Style/Value – Pzena uses fundamental research and a disciplined process to identify good companies with a sustainable business advantage that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings.

SUSTAINABLE GROWTH ADVISERS, LP
Portfolio Manager/George Fraise
Founding Principal
Investment Style/Growth – Sustainable Growth Advisers (SGA) focuses on companies that have unique characteristics that lead to a high degree of predictability, strong profitability and above-average earnings and cash flow growth over the long term.

Annual Report | December 31, 2016	13

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

TCW INVESTMENT MANAGEMENT COMPANY
Portfolio Manager/Craig C. Blum, CFA
Managing Director
Investment Style/Growth – TCW invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks companies with distinct advantages in their business model.

How do you assess 2016 in general and, more specifically, what industries, sectors or strategies helped and/or hurt returns in the portion of the Liberty All-Star Equity Fund that you manage? Rich, how does Pzena assess the year?

Pzena (Pzena – Value): Investor sentiment shifted mid-year toward economically sensitive sectors and away from the previous market leaders such as health care, consumer staples and utilities, with the trend accelerating after the U.S. presidential election. Our portfolio significantly outperformed in this environment as we were finding most of our opportunities in economically sensitive businesses, with holdings in the energy, technology, financial and producer durable sectors making the largest contributions. We had little exposure to consumer staples, health care and utilities (so-called bond proxies) which underperformed, also helping our relative performance as we were finding few values in those sectors. Although some consumer discretionary holdings and our lack of exposure to a recovery in materials detracted from performance, it was Pzena’s strongest year from both an absolute and relative basis since 2013. Despite the strong performance, valuation spreads continue to be wide, an environment that historically has signaled good opportunity for value outperformance.

“Despite [our] strong performance [in 2016], valuation spreads continue to be wide, an environment that historically has signaled good opportunity for value outperformance.”

—Rich Pzena
(Pzena – Value)

Thanks. Let’s stay with the value managers and ask Aristotle Capital and Delaware Investments to comment on 2016. Howard, will you lead off for Aristotle?

Gleicher (Aristotle – Value): For 2016, the primary contributors to the portfolio were the industrials, information technology and financials sectors, and security selection was the main driver of outperformance relative to our benchmark, the Russell 1000® Value Index. The primary detractors were the consumer staples, health care and energy sectors. Security selection in consumer staples, as opposed to sector allocation in the other two sectors, contributed to the underperformance relative to the benchmark. As always, all sector over-and underweights relative to the Index resulted from bottom-up security selection rather than tactical allocation decisions.

Nutt (Delaware – Value): The year brought a number of reversals and surprises. The market pendulum swung from growth to value and from defensives to cyclicals. It even swung from fear to greed as evidenced by the S&P 500 Index posting a double-digit total return for the year following its worst yearly start ever. The U.K. vote to leave the European Union surprised the markets, as did Donald Trump’s victory in the U.S. presidential election. We were surprised by the speed and magnitude of the stock market’s rise following the election results. The portion of the Fund’s portfolio we manage maintained a defensive tilt during the year, which ended up hurting relative performance. Our overweight allocation to health care and stock selection in the information technology sector were notable detractors from returns. Conversely, our overweight positioning in telecommunication services and stock selection in the energy sector were solid contributors to performance.

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Let’s turn to the growth style managers and hear from TCW and Sustainable.

Blum (TCW – Growth): We were  disappointed with our results in 2016. We believe the year can be divided into three distinct periods: January –February  11  (market  bottom),  February  12 –November  8  (election)  and  election  through year-end. The first period marked the worst stock market start to a calendar year in history and our underperformance was driven primarily by information technology and health care as the market  favored bond proxies during the sell-off. While many of our stocks bounced back during the  second period, the rebound was mostly offset by the price deterioration experienced in some of our health care holdings. In the third period, the “Trump effect” resulted in a market rally in deep cyclical stocks and a belief that Trump is going to be able to magically unleash massive debt-funded government infrastructure-spending programs. While our holdings in the financials rallied during the third period, our strategy underperformed as many information technology holdings were discarded in favor of deep cyclicals.

“The ‘Trump effect’ resulted in a market rally [after the election]… While our holdings in the financials  rallied… our strategy underperformed as many information technology holdings were discarded in favor of deep cyclicals.”

—Craig Blum
(TCW – Growth)

Fraise (Sustainable – Growth): We also were disappointed with our results in 2016, which were impacted late in the year by the shift in investor sentiment resulting from the November election. Driven by hope for more pro-growth fiscal and regulatory policies under a Trump administration and a Republican-controlled Congress, low quality, smaller-cap and value stocks staged a major rally, largely in stocks very different from the types on which our approach is focused. Companies with lower returns on equity, more cyclicality and higher betas, and more debt outperformed in November and December. Stocks in the energy, financial services and industrials sectors performed best on expectations for greater economic growth, a paring back of the regulatory oversight under Dodd-Frank and significant new infrastructure spending. While we have exposure to select energy service businesses, and they helped us, our focus on strong pricing power, predictable revenue streams and long runways of growth generally steers us away from large money center banks with a high degree of dependence on interest rate spreads as well as deep cyclical stocks, which are highly sensitive to the business cycle.

Let’s look at the event that had a major impact on the fourth quarter of 2016 and should affect 2017 and beyond—the election of Donald Trump. The Fund’s investment managers are generally bottom-up, fundamentally-based in their approach to picking stocks. But it is hard to ignore one major macro factor—the so-called “Trump effect.” Are you or are you not factoring such sweeping proposals as corporate tax reform, infrastructure build, healthcare legislation and a lighter approach to regulation into your thinking, and why or why not? Let’s stay with the growth managers and ask George Fraise to start us off.

Fraise (Sustainable – Growth): We do consider the impact of changes to regulatory and tax policy, health care legislation, and infrastructure spending on the trajectory of the earnings and cash flows of our portfolio businesses. Given the uncertainty around the magnitude of any final legislation, however, we focus the vast majority of our attention on the key drivers of secular growth, which are more critical over the long term and more predictable. While there is significant hope in the market for positive changes in the areas you note, we are very cognizant of the difficulties of trying to forecast the outcome of the political process. We believe positive changes to regulatory and tax policy will occur, and have factored an increase in infrastructure spending and a reduction in tax rates into our expectations, but we are skeptical that the eventual changes enacted will necessarily be of the magnitude currently being assumed by buoyant investors. As a result, we think there could be disappointment on the part of investors who have factored in a meaningful sustained improvement in economic growth. While they have been largely overlooked in the recent “Trump rally,” we are confident that select businesses with superior underlying quality and growth characteristics—enabling them to generate higher revenues and earnings in a more predictable and sustainable manner—will attract the interest of investors as current hopes meet the realities of getting such changes enacted.

Annual Report | December 31, 2016	15

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

“We are confident that select businesses with superior underlying quality and growth characteristics will attract the interest of investors as current hopes meet the realities of getting [changes dependent on the political process] enacted.”

—George Fraise
(Sustainable – Growth)

Blum (TCW – Growth): Despite experiencing the worst economic downturn since the Great Depression, the U.S. economy hasn’t produced real growth higher than 3 percent since 2005. We believe Trump’s surprise election and the Republican sweep could represent a sea change in policy and the end of secular stagnation. While much has been made of a potential infrastructure build, we believe corporate tax reform and reduced regulation are more likely in the near term. This would be bullish for the economy. The near-to intermediate-term is always difficult to forecast but enough is new and different that, yes, we are factoring in the potential for a steeper industrial demand curve, revived inflation expectations and a reigniting of the U.S. economy.

How do the value managers assess the “Trump effect?” Ty Nutt, please start us off.

Nutt (Delaware – Value):  Our investment process includes a top-down component, what we call our macro-economic overlay. As part of this, we are certainly considering the potential consequences of the new administration’s policy proposals. Stronger economic growth seems plausible to us if tax cuts and regulatory reforms are enacted. We have questions about the timing and implementation of these changes as it may be a while before their impacts are realized. Also, we wonder about any offsetting effects that could arise from restrictions on global trade. Additionally, we think it’s worth noting that some of the challenges to global growth that existed prior to the election, such as high levels of indebtedness and aging populations, are still in place. In 2017  and beyond, we’ll  be watching policy developments in Washington, D.C., assessing their potential impact on portfolio holdings as well as the opportunities that could be created by them.

“We are certainly considering the potential consequences of the new administration’s policy proposals… [but] we have questions about the timing and implementation of these changes as it may be a while before their impacts are realized.”

—Ty Nutt
(Delaware – Value)

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

Thanks. Now let’s hear from Howard Gleicher and Rich Pzena.

Gleicher (Aristotle – Value): We did not attempt to reposition our portfolio prior to the election, which, in hindsight, was wise, given the outcome that surprised many, if not most. Nor have we made investment decisions since the election based on our expectations of what the Trump administration will bring. Any tax, spending or regulatory changes are unknowable in probability, scope and timing, as are the impacts of any such changes. We do not make decisions based on so many unknown variables. Rather, we endeavor to identify and invest in a diverse but limited number of high-quality companies that we believe will outperform their peers regardless of the economic, political or regulatory environment. Historically, we have been able to add value through in-depth company research. Therefore, we choose to focus on what we know, what we can analyze and what we—and the companies in which we invest—can control. It is our belief that a diversified portfolio of investments in these companies will hold up best regardless of the environment and will optimize risk-adjusted performance for our clients.

Most quarters, we are reminded that macroeconomic events, or “the news of the day” like the Brexit vote, may cause stock prices to temporarily diverge from company fundamentals. As always, we will incorporate this new information into our investment process but will not allow it to impact our daily discipline of seeking out unique and value-creating  businesses.  Every  once  in a while something happens in the  market that could be meaningful. Some may not impact the financial markets, other events may impact only the financial markets. Our analysts are researching companies that have nothing to do with what is happening on any given day, and that is a competitive advantage of ours.

“Every once in a while something happens in the market that could be meaningful. Some may not impact the financial markets, other events may impact only the financial markets. Our analysts are researching companies that have nothing to do with what is happening on any given day.”

—Howard Gleicher
(Aristotle – Value)

Pzena (Pzena – Value): Our investment decisions are bottom-up research focused and based on finding good businesses where temporary conditions have led to earnings weakness and deep undervaluation. Our experience is that as long as the business franchise is sound, management finds a way to adapt to the macro environment and restore earnings to historical levels. Although we do not ignore macro factors, we are not counting on them as the only path to earnings normalization. That said, changes in macro expectations (the “Trump effect”) have helped accelerate re-valuation, i.e., higher interest rates benefitting stock prices of banks, and likewise create opportunity where uncertainty has increased, i.e., health care. Uncertainty and volatility create buying opportunities and we are focused on the longer-term earnings power of businesses. Our approach is to focus on individual businesses where the franchise has the ability to evolve with the environment and where the valuation offers downside support.

Let’s turn to a closer look at the Fund’s portfolio. Please tell us about a longtime holding in the portion of the Liberty All-Star Equity Fund portfolio that you manage that exemplifies your approach to investing, and tell us about a recent addition that similarly illustrates your approach. Craig Blum, share TCW’s insight with us, please.

Blum (TCW – Growth): We first purchased Amazon over 14 years ago. Amazon’s long-term investments have created immense scale advantages and the company is one of the most disruptive forces in retail and technology. Amazon continues to take market share from offline retailers, in fact today Amazon’s market capitalization exceeds that of most major brick and mortar retailers combined. Moreover, Amazon Web Services (AWS) is the leading public cloud provider and is immensely profitable. Amazon’s revenues have grown at a compound annual rate averaging 20 percent over the past five years and we believe the company’s long-term growth profile remains robust.

Annual Report | December 31, 2016	17

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

We purchased Adobe Systems in the first quarter of 2016. Adobe remains the unmatched leader in creative software and the digitalization of the global economy is only broadening the demand for Adobe’s creative products. The company has successfully navigated the transition from a license software-based business model to the cloud and we believe Adobe is now at a growth inflection point with a total addressable market that continues to expand.

George Fraise, tell us about two holdings that you like.

Fraise (Sustainable – Growth): Mondelez, a leading global packaged foods company focused on snacking, has been a holding of SGA’s since 2014. The company’s pricing power benefits from strong brands and number one or number two market shares in every category in which it competes. Its revenues are highly recurring in nature due to the natural desire by consumers for energy and treats. Its snacks are easily packaged into a variety of configurations and distributed across a broad range of retail channels at low price points. In addition to its organic growth drivers, we expect Mondelez to continue to benefit from management’s steps to substantially improve operating margins as the company modernizes and realigns its outdated supply chain and manufacturing base and utilizes a zero-based budgeting system to efficiently manage operating expenses. This should lead to mid-teens earnings and cash flow growth over the next few years.

A recent addition is UnitedHealth, the largest health insurance and health services company in the U.S. The company has the largest market share in a relatively consolidated market, where its scale and technology provide it the ability to match or underprice its competitors while still being able to offer customers greater health-related cost savings. The company earns a large percentage of its revenues from existing clients’ contract renewals in their United Healthcare and OptumRX businesses. And, since 2008, the company also has greater exposure to Medicare and Medicaid, making it less sensitive to general business conditions. With over 4 million Americans becoming eligible for Medicare every year, demographic trends will bring the company more patients in the private-and government-run sectors, again making effective cost management an ever-increasing need. These factors enhance the recurring revenue model at UnitedHealth and provide more predictability in forecasting its revenues and earnings over the three-to-five-year time horizon that we focus on.

Let’s close by asking the value managers to give a look at two of their portfolio holdings. Rich Pzena, please start us off.

Pzena (Pzena – Value): Long-time holding Bank of America has the largest deposit franchise in the United States, as well as a significant investment bank and mortgage business. We believe the business has multiple paths to earnings normalization that include self-help actions, higher interest rates and increased securities trading activity. Most of its businesses continue to show year-on-year growth and the bank continues to bring down expenses. We believe the upside in earnings remains substantial, making Bank of America an attractive opportunity.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Roundtable

(Unaudited)

We initiated a position in Seagate Technology, a leader in hard disk drives, in late 2015 then increased our position when it missed earnings in early 2016. Investors are mainly worried about solid state drives overtaking Seagate’s offerings, but a 10-to-1 cost advantage over solid state should provide longevity to Seagate’s hard disk franchise. We like the two-player industry structure, and see a big opportunity for Seagate to restore earnings by rationalizing its cost structure while returning capital to shareholders through its aggressive stock buy-back program.

Ty Nutt and Howard Gleicher, wrap it us for us, please.

Nutt (Delaware – Value): Marsh & McLennan is a long-term holding in our strategy. It is a leading global insurance brokerage and professional services firm. Marsh & McLennan had undergone significant turmoil and transformation in the years leading up to our purchase and represented compelling value to us. The company has good discipline around expenses and its balance sheet is solid. Against the backdrop of a sluggish global economy, the firm is capable of delivering double-digit earnings per share expansion through organic growth, acquisitions, positive operating leverage and capital management.

We recently added a position in Abbott Laboratories, a leading medical products company that we had previously owned in our strategy from 2001 to 2008. Abbott is in the process of transforming itself into a leading provider of cardiovascular products through its impending acquisition of heart-device maker St. Jude Medical. While investors, generally, have not shown much enthusiasm for the deal, we think the combination makes long-term strategic and financial sense. Both Abbott and St. Jude Medical are dominant players in the markets they serve, although the two stocks have underperformed peers over the past year. When combined, Abbott-St. Jude will have a number one or number two market share position in eight categories across its cardiovascular product portfolio.

Gleicher (Aristotle – Value): We have owned and/or followed Archer Daniels Midland—and its close competitor Bunge—for more than 12 years. We added it again to our clients’ portfolios during 2015. In our view, Chicago-based Archer Daniels continues to transform itself and adapt to an ever-changing global agricultural landscape. As one of the largest integrated agricultural services companies in a consolidating industry, the company participates in all aspects of food production after farming and before cooking. While somewhat cyclical by the nature of its industry, Archer Daniels is adapting and transforming itself into a more predictable, more value-added food and agricultural services company. The company continues to satisfy all three criteria requisite for inclusion in Aristotle Capital client portfolios.

We recently added PPG Industries, the world’s second-largest coatings company, to the Fund. In our view, among the high-quality characteristics PPG possesses are: a strong market position in a consolidating industry, close relationships with customers and a diverse, differentiated product set, all of which yield pricing power. PPG also has historically produced predictable financial results, including consistent free cash flow generation, with fairly low cyclicality, a trait difficult to find in the materials sector.

Many thanks to all. After a difficult start and several challenging periods, 2016 turned out to be a reasonably good year. Two thousand seventeen opened on a much more positive note, and we hope the year ends the same way. One thing is certain: Given all the forces at work in the marketplace today, it will not lack for interest.

Annual Report | December 31, 2016	19

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2016

	SHARES	MARKET VALUE
COMMON STOCKS (97.31%)
CONSUMER DISCRETIONARY (12.06%)
Automobiles (0.40%)
Ford Motor Co.	385,900	$4,680,967

Hotels, Restaurants & Leisure (2.91%)
Chipotle Mexican Grill, Inc.(a)(b)	25,972	9,799,755
Hilton Worldwide Holdings, Inc.	222,500	6,052,000
Starbucks Corp.	322,464	17,903,201
		33,754,956
Household Durables (0.50%)
Lennar Corp., Class A	136,000	5,838,480

Internet & Catalog Retail (3.15%)
Amazon.com, Inc.(b)	25,419	19,060,946
The Priceline Group, Inc.(b)	11,907	17,456,376
		36,517,322
Media (1.83%)
The Interpublic Group of Cos., Inc.	128,075	2,998,236
News Corp., Class A	305,600	3,502,176
News Corp., Class B	73,245	864,291
Omnicom Group, Inc.	67,575	5,751,308
Time Warner, Inc.	84,000	8,108,520
		21,224,531
Specialty Retail (2.30%)
The Home Depot, Inc.	55,600	7,454,848
Lowe's Companies, Inc.	204,139	14,518,366
Staples, Inc.	524,632	4,747,919
		26,721,133
Textiles, Apparel & Luxury Goods (0.97%)
NIKE, Inc., Class B	181,321	9,216,547
Under Armour, Inc., Class A(a)(b)	56,600	1,644,230
Under Armour, Inc., Class C(b)	17,713	445,836
		11,306,613
CONSUMER STAPLES (9.23%)
Beverages (0.90%)
The Coca‐Cola Co.	113,700	4,714,002
Monster Beverage Corp.(b)	127,800	5,666,652
		10,380,654
Food & Staples Retailing (3.48%)
Costco Wholesale Corp.	42,575	6,816,683
CVS Health Corp.	172,345	13,599,744
Walgreens Boots Alliance, Inc.	83,100	6,877,356

See Notes to Schedule of Investments and Financial Statements.

20	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2016

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Food & Staples Retailing (continued)
Wal‐Mart Stores, Inc.	84,200	$5,819,904
Whole Foods Market, Inc.	235,294	7,237,644
		40,351,331
Food Products (3.53%)
Archer‐Daniels‐Midland Co.	261,400	11,932,910
The Kraft Heinz Co.	80,400	7,020,528
Mondelez International, Inc., Class A	497,216	22,041,585
		40,995,023
Household Products (0.69%)
Colgate‐Palmolive Co.	122,620	8,024,253

Personal Products (0.63%)
Coty, Inc., Class A	119,000	2,178,890
Unilever NV	126,100	5,177,666
		7,356,556
ENERGY (8.80%)
Energy Equipment & Services (2.54%)
Core Laboratories NV(a)	67,685	8,124,908
Halliburton Co.	311,200	16,832,808
Schlumberger Ltd.	54,519	4,576,870
		29,534,586
Oil, Gas & Consumable Fuels (6.26%)
BP PLC(c)	126,501	4,728,607
Cenovus Energy, Inc.	337,675	5,109,023
Chevron Corp.	64,200	7,556,340
Concho Resources, Inc.(b)	16,975	2,250,885
ConocoPhillips	147,700	7,405,678
EQT Corp.	74,800	4,891,920
Exxon Mobil Corp.	64,675	5,837,565
Marathon Oil Corp.	229,700	3,976,107
Murphy Oil Corp.(a)	143,075	4,453,925
Occidental Petroleum Corp.	92,500	6,588,775
Phillips 66	74,500	6,437,545
Pioneer Natural Resources Co.	28,600	5,150,002
Royal Dutch Shell PLC, Class A(c)	151,229	8,223,833
		72,610,205
FINANCIALS (19.28%)
Capital Markets (5.37%)
Ameriprise Financial, Inc.	56,100	6,223,734
Bank of New York Mellon Corp.	170,500	8,078,290
The Charles Schwab Corp.	165,300	6,524,391

See Notes to Schedule of Investments and Financial Statements.

Annual Report | December 31, 2016	21

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2016

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Capital Markets (continued)
Franklin Resources, Inc.	174,700	$6,914,626
The Goldman Sachs Group, Inc.	36,925	8,841,691
Morgan Stanley	212,300	8,969,675
State Street Corp.	150,726	11,714,425
UBS Group AG	325,600	5,102,152
		62,368,984
Commercial Banks (3.46%)
Banco Bilbao Vizcaya Argentaria SA(a)(c)	826,463	5,595,155
BB&T Corp.	159,600	7,504,392
BOK Financial Corp.(a)	44,400	3,686,976
Cullen/Frost Bankers, Inc.	38,000	3,352,740
First Republic Bank	52,530	4,840,114
M&T Bank Corp.	33,000	5,162,190
Mitsubishi UFJ Financial Group, Inc.(c)	682,100	4,201,736
Regions Financial Corp.	400,825	5,755,847
		40,099,150
Consumer Finance (2.39%)
Capital One Financial Corp.	78,440	6,843,106
Visa, Inc., Class A	268,458	20,945,093
		27,788,199
Diversified Financial Services (3.91%)
Bank of America Corp.	737,300	16,294,330
Citigroup, Inc.	146,006	8,677,137
JPMorgan Chase & Co.	132,825	11,461,469
Voya Financial, Inc.	227,275	8,913,725
		45,346,661
Insurance (4.15%)
The Allstate Corp.	104,100	7,715,892
American International Group, Inc.	87,975	5,745,647
Axis Capital Holdings Ltd.	89,225	5,823,716
Chubb Ltd.	117,600	15,537,312
Marsh & McLennan Cos., Inc.	105,800	7,151,022
Metlife, Inc.	115,850	6,243,156
		48,216,745
HEALTH CARE (13.59%)
Biotechnology (3.85%)
AbbVie, Inc.	101,300	6,343,406
Alexion Pharmaceuticals, Inc.(b)	52,800	6,460,080
Amgen, Inc.	62,732	9,172,046
BioMarin Pharmaceutical, Inc.(b)	53,073	4,396,567
Celgene Corp.(b)	99,621	11,531,131

See Notes to Schedule of Investments and Financial Statements.

22	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2016

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Biotechnology (continued)
Regeneron Pharmaceuticals, Inc.(b)	18,636	$6,841,089
		44,744,319
Health Care Equipment & Supplies (1.52%)
Baxter International, Inc.	149,000	6,606,660
Danaher Corp.	63,500	4,942,840
Medtronic PLC	86,200	6,140,026
		17,689,526
Health Care Providers & Services (3.07%)
Acadia Healthcare Co., Inc.(a)(b)	112,050	3,708,855
Cardinal Health, Inc.	89,300	6,426,921
Cigna Corp.	48,775	6,506,097
Express Scripts Holding Co.(b)	96,800	6,658,872
Quest Diagnostics, Inc.	84,700	7,783,930
UnitedHealth Group, Inc.	28,090	4,495,524
		35,580,199
Health Care Technology (0.59%)
Cerner Corp.(b)	144,969	6,867,182

Life Sciences Tools & Services (0.19%)
Illumina, Inc.(b)	16,895	2,163,236

Pharmaceuticals (4.37%)
Abbott Laboratories	276,425	10,617,484
Allergan PLC(b)	35,362	7,426,374
Johnson & Johnson	60,200	6,935,642
Merck & Co., Inc.	113,300	6,669,971
Novartis AG(c)	73,000	5,317,320
Novo Nordisk AS(c)	196,018	7,029,205
Pfizer, Inc.	207,400	6,736,352
		50,732,348
INDUSTRIALS (5.68%)
Aerospace & Defense (1.90%)
General Dynamics Corp.	41,000	7,079,060
Northrop Grumman Corp.	33,100	7,698,398
Raytheon Co.	51,100	7,256,200
		22,033,658
Commercial Services & Supplies (0.68%)
Waste Management, Inc.	111,600	7,913,556

Machinery (2.41%)
Deere & Co.	43,000	4,430,720

See Notes to Schedule of Investments and Financial Statements.

Annual Report | December 31, 2016	23

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2016

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Machinery (continued)
Dover Corp.	92,275	$6,914,166
Oshkosh Corp.	97,000	6,267,170
Parker‐Hannifin Corp.	40,950	5,733,000
Stanley Black & Decker, Inc.	40,300	4,622,007
		27,967,063
Road & Rail (0.40%)
Kansas City Southern	54,385	4,614,567

Trading Companies & Distributors (0.29%)
Fastenal Co.	71,700	3,368,466

INFORMATION TECHNOLOGY (20.02%)
Communications Equipment (0.59%)
Cisco Systems, Inc.	226,300	6,838,786

Computers & Peripherals (0.30%)
HP, Inc.	234,400	3,478,496

Electronic Equipment & Instruments (0.20%)
Corning, Inc.	94,115	2,284,171

Internet Software & Services (3.79%)
Alphabet, Inc., Class C(b)	32,257	24,896,598
Facebook, Inc., Class A(b)	166,445	19,149,497
		44,046,095
IT Services (3.53%)
Alliance Data Systems Corp.	31,157	7,119,375
Automatic Data Processing, Inc.	83,862	8,619,336
Cognizant Technology Solutions Corp., Class A(b)	118,825	6,657,765
FleetCor Technologies, Inc.(b)	64,893	9,183,657
PayPal Holdings, Inc.(b)	239,490	9,452,670
		41,032,803
Semiconductors & Semiconductor Equipment (2.03%)
Intel Corp.	360,266	13,066,848
Microchip Technology, Inc.	105,000	6,735,750
Texas Instruments, Inc.	51,846	3,783,203
		23,585,801
Software (8.02%)
Adobe Systems, Inc.(b)	152,306	15,679,903
ANSYS, Inc.(b)	21,219	1,962,545
CA, Inc.	211,600	6,722,532

See Notes to Schedule of Investments and Financial Statements.

24	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2016

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
Software (continued)
Microsoft Corp.	118,600	$7,369,804
Mobileye NV(b)	166,250	6,337,450
Oracle Corp.	181,400	6,974,830
Red Hat, Inc.(b)	116,005	8,085,548
Salesforce.com, Inc.(b)	286,891	19,640,558
SAP SE(c)	86,000	7,432,980
ServiceNow, Inc.(b)	87,781	6,525,640
Splunk, Inc.(b)	123,629	6,323,623
		93,055,413
Technology Hardware, Storage & Equipment (1.56%)
Apple, Inc.	77,149	8,935,397
Hewlett Packard Enterprise Co.	247,196	5,720,116
Seagate Technology	89,400	3,412,398
		18,067,911
MATERIALS (3.29%)
Chemicals (2.64%)
Air Products & Chemicals, Inc.	23,400	3,365,388
The Dow Chemical Co.	99,100	5,670,502
Ecolab, Inc.	78,105	9,155,468
EI du Pont de Nemours & Co.	103,500	7,596,900
PPG Industries, Inc.	51,500	4,880,140
		30,668,398
Construction Materials (0.65%)
Martin Marietta Materials, Inc.	34,100	7,554,173

REAL ESTATE (2.84%)
Equity Real Estate Investment (0.61%)
Equity Residential	110,000	7,079,600

Real Estate Investment Trusts (2.23%)
American Tower Corp.	107,850	11,397,588
Equinix, Inc.	40,652	14,529,431
		25,927,019
TELECOMMUNICATION SERVICES (1.26%)
Diversified Telecommunication (1.26%)
AT&T, Inc.	174,900	7,438,497
Verizon Communications, Inc.	134,800	7,195,624
		14,634,121

See Notes to Schedule of Investments and Financial Statements.

Annual Report | December 31, 2016	25

Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2016

	SHARES	MARKET VALUE
COMMON STOCKS (continued)
UTILITIES (1.26%)
Electric Utilities (0.60%)
Edison International	97,300	$7,004,627

Gas Utilities (0.35%)
National Fuel Gas Co.	72,000	4,078,080

Independent Power and Renewable Energy Producers (0.31%)
AES Corp.	307,000	3,567,340

TOTAL COMMON STOCKS
(COST OF $994,169,904)		1,129,693,303

SHORT TERM INVESTMENTS (4.64%)
MONEY MARKET FUND (3.83%)
State Street Institutional U.S. Government Money Market Fund, 0.42%(d)
(COST OF $44,508,132)	44,508,132	44,508,132

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.81%)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.50%
(COST OF $9,369,253)	9,369,253	9,369,253

TOTAL SHORT TERM INVESTMENTS
(COST OF $53,877,385)		53,877,385

TOTAL INVESTMENTS (101.95%)
(COST OF $1,048,047,289)(e)		1,183,570,688

LIABILITIES IN EXCESS OF OTHER ASSETS (‐1.95%)		(22,581,108)

NET ASSETS (100.00%)		$1,160,989,580

NET ASSET VALUE PER SHARE
(189,439,556 SHARES OUTSTANDING)		$6.13

See Notes to Schedule of Investments and Financial Statements.

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Liberty All-Star® Equity Fund	Schedule of Investments

December 31, 2016

Notes to Schedule of Investments:

(a)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $13,402,360.
(b)	Non-income producing security.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on December 31, 2016.
(e)	Cost of investments for federal income tax purposes is $1,049,556,972.

Gross unrealized appreciation and depreciation at December 31, 2016 based on cost of investments for federal income tax purposes is as follows:

Gross unrealized appreciation	$190,832,585
Gross unrealized depreciation	(56,818,869)
Net unrealized appreciation	$134,013,716

See Notes to Financial Statements.

Annual Report | December 31, 2016	27

Liberty All-Star®Equity Fund	Statement of Assets and Liabilities

December 31, 2016

ASSETS:
Investments at market value (Cost $1,048,047,289)	$1,183,570,688
Cash	10,712
Receivable for investment securities sold	24,900,142
Dividends and interest receivable	1,409,942
Tax reclaim receivable	2,043
Prepaid and other assets	2,124
TOTAL ASSETS	1,209,895,651

LIABILITIES:
Payable for investments purchased	22,740,544
Distributions payable to shareholders	15,631,700
Investment advisory fee payable	714,125
Payable for administration, pricing and bookkeeping fees	184,666
Payable for collateral upon return of securities loaned	9,369,253
Accrued expenses	265,783
TOTAL LIABILITIES	48,906,071
NET ASSETS	$1,160,989,580

NET ASSETS REPRESENTED BY:
Paid‐in capital	$1,038,226,750
Distributions in excess of net investment income	(11,250,886)
Accumulated net realized loss on investments	(1,509,683)
Net unrealized appreciation on investments	135,523,399
NET ASSETS	$1,160,989,580

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	189,439,556
NET ASSET VALUE PER SHARE	$6.13

See Notes to Financial Statements.

28	www.all-starfunds.com

Liberty All-Star®Equity Fund	Statement of Operations

For the Year Ended December 31, 2016

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $126,328)	$19,799,680
Securities lending income	424,229
Interest	1,324
TOTAL INVESTMENT INCOME	20,225,233

EXPENSES:
Investment advisory fee	8,056,249
Administration fee	2,014,315
Pricing and bookkeeping fees	199,452
Audit fee	48,244
Custodian fee	95,528
Insurance expense	57,420
Legal fees	468,461
NYSE fee	183,017
Shareholder communication expenses	99,538
Transfer agent fees	108,452
Trustees' fees and expenses	193,487
Miscellaneous expenses	347,609
TOTAL EXPENSES	11,871,772
NET INVESTMENT INCOME	8,353,461

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions	77,621,557
Net realized gain on foreign currency transactions	11,345
Net change in unrealized appreciation on investments	987,445
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	78,620,347
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$86,973,808

See Notes to Financial Statements.

Annual Report | December 31, 2016	29

Liberty All-Star®Equity Fund	Statements of Changes in Net Assets

	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
FROM OPERATIONS:
Net investment income	$8,353,461	$7,048,764
Net realized gain on investment transactions	77,632,902	99,752,650
Net change in unrealized appreciation/(depreciation) on investments	987,445	(130,429,134)
Net Increase/(Decrease) in Net Assets From Operations	86,973,808	(23,627,720)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,327,978)	–
From net realized gains on investments	(71,261,720)	(92,237,880)
Tax return of capital	(9,746,264)	–
Total Distributions	(89,335,962)	(92,237,880)

CAPITAL SHARE TRANSACTIONS:
Dividend reinvestments	26,759,969	27,755,527
Net Increase/(Decrease) in Net Assets	24,397,815	(88,110,073)

NET ASSETS:
Beginning of period	1,136,591,765	1,224,701,838
End of period (Includes distributions in excess of net investment income of $(11,250,886) and $(1,541,450), respectively)	$1,160,989,580	$1,136,591,765

See Notes to Financial Statements.

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Intentionally Left Blank

Liberty All-Star®Equity Fund

Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Tax return of capital
Total Distributions
Change due to tender offer(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets after reimbursement
Ratio of expenses to average net assets before reimbursement
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's tender offer for shares at a price below net asset value, net of costs.
(c)
Calculated assuming all distributions are reinvested at actual reinvestment prices. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.

See Notes to Financial Statements.

32	www.all-starfunds.com

Financial Highlights

For the Year Ended December 31,
2016	2015	2014	2013	2012
$6.18	$6.84	$6.71	$5.35	$4.99

0.04	0.04	0.02	0.03	0.04
0.39	(0.19)	0.50	1.66	0.64
0.43	(0.15)	0.52	1.69	0.68

(0.05)	–	(0.08)	(0.31)	(0.32)
(0.38)	(0.51)	(0.30)	(0.04)	–
(0.05)	–	(0.01)	–	–
(0.48)	(0.51)	(0.39)	(0.35)	(0.32)
–	–	–	0.02	–
$6.13	$6.18	$6.84	$6.71	$5.35
$5.16	$5.35	$5.98	$5.97	$4.77

9.1%	(1.0%)	8.9%	33.8%	14.7%
6.1%	(2.0%)	7.0%	33.5%	20.9%

$1,161	$1,137	$1,225	$1,177	$991
N/A	N/A	N/A	N/A	1.07%
1.07%	1.04%	1.03%	1.05%	1.08%
0.76%	0.60%	0.32%	0.44%	0.72%
46%	76%	36%	41%	45%

Annual Report | December 31, 2016	33

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2016

NOTE 1. ORGANIZATION

Liberty All‐Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as a diversified, closed‐end management investment company.

Investment Goal
The Fund seeks total investment return comprised of long‐term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares
The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation
Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over‐the‐counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio, registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a‐7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin‐offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor ALPS Advisors Inc. (the “Advisor”), Sub‐Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of December 31, 2016, the Fund held no securities that were fair valued.

34	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2016

Security Transactions
Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition
Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex‐date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities
The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the Borrower or an affiliate of the Borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non‐cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re‐hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Annual Report | December 31, 2016	35

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2016

The following is a summary of the Fund's securities lending agreement and related cash and non‐cash collateral received as of December 31, 2016:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Liberty All‐Star® Equity Fund	$13,402,360	$9,369,253	$4,357,823	$13,727,076

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of December 31, 2016:

Liberty All‐Star® Equity Fund	Remaining contractual maturity of the agreement

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$9,369,253	$–	$–	$–	$9,369,253
Total Borrowings					9,369,253
Gross amount of recognized liabilities for securities lending (collateral received)					$9,369,253

Fair Value Measurements
The Fund discloses the classification of its fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are value based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open‐end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

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Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2016

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2016:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$1,129,693,303	$–	$–	$1,129,693,303
Short Term Investment	44,508,132	–	–	44,508,132
Investments Purchased with Collateral from Securities Loaned	9,369,253	–	–	9,369,253
Total	$1,183,570,688	$–	$–	$1,183,570,688

*	See Schedule of Investments for industry classifications.

The Fund recognizes transfers between the levels as of the end of the period. For the year ended December 31, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Distributions to Shareholders
The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 8% of its net asset value per year. The distributions are payable in four quarterly distributions of 2% of the Fund’s net asset value at the close of the NYSE on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex‐date.

Annual Report | December 31, 2016	37

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2016

NOTE 3. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non‐ taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

Classification of Distributions to Shareholders
Net investment income and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year‐end. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

For the year ended December 31, 2016, permanent book and tax basis differences resulting primarily from excess distributions were identified and reclassified among the components of the Fund’s net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-In Capital
$(9,734,919)	$(11,345)	$9,746,264

The tax character distributions paid during the years ended December 31, 2016 and December 31, 2015 were as follows:

Distributions Paid From:	12/31/2016	12/31/2015
Ordinary Income	$21,742,399	$–
Long‐term capital gains	57,847,299	92,237,880
Return of Capital	9,746,264	–
Total	$89,335,962	$92,237,880

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Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2016

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Gains	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences	Total
$–	$134,013,716	$(11,250,886)	$122,762,830

As of December 31, 2016, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Net Unrealized Appreciation
$1,049,556,972	$190,832,585	$(56,818,869)	$134,013,716

The differences between book‐basis and tax‐basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

The Fund elected to defer to the fiscal year ending December 31, 2017, late year ordinary losses in the amount of $238.

Federal Income Tax Status
For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the year ended December 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee
ALPS Advisors, Inc. (“AAI”) serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Annual Report | December 31, 2016	39

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2016

Investment Advisory Fees for the year ending December 31, 2016 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services
ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. Officers of the Trust are employees of ALPS. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the year ended December 31, 2016 are disclosed in the Statement of Operations.

The Fund also reimburses ALPS for out‐of‐pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers
All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 5. PORTFOLIO INFORMATION

Purchases and Sales of Securities
For the year ended December 31, 2016, the cost of purchases and proceeds from sales of securities, excluding short‐term obligations, were $500,370,098 and $565,481,541, respectively.

NOTE 6. CAPITAL TRANSACTIONS

During the years ended December 31, 2016 and December 31, 2015, distributions in the amounts of $26,759,969 and $27,755,527, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 5,387,206 and of 5,021,023 shares, respectively.

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested. Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices, subject to certain limitations as described more fully in the Plan. Distributions declared payable in shares are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

40	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements

December 31, 2016

NOTE 7. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 8. TRUSTEES FEES

As of December 31, 2016, there were six Trustees, five of whom are not “interested persons” of the Fund within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Independent Chairman of the Board receives a quarterly retainer of $8,250; the Independent Audit Committee Chairman receives a quarterly retainer of $5,750; the Nominating and Governance Committee (“Nominating Committee”) Chairman receives a quarterly retainer of $5,000; and all other Independent Trustees receive a quarterly retainer of $4,500. Each Independent Trustee also receives a meeting fee of $4,500 for attendance in person at a regular scheduled meeting or a special meeting; $4,500 for attendance by telephone at a regular meeting; and $1,000 for attendance by telephone for a special meeting. Each Audit Committee member receives $4,500 for attendance at an in person Audit Committee meeting and $1,000 for attendance at a telephonic Audit Committee meeting. Each Nominating Committee member receives $1,000 for attendance at an in person or telephonic Nominating Committee meeting. If an Audit Committee or Nominating Committee meeting is held in conjunction with a regular or special board meeting, the Trustees are only compensated for the regular or special board meeting. Independent Trustees are also reimbursed for all reasonable out‐of‐pocket expenses relating to attendance at meetings. Trustees’ fees are allocated between the Fund and the Liberty All‐Star® Growth Fund, Inc. One‐third of the Trustees’ fees are equally shared and the remaining two‐thirds are allocated based on each Fund’s proportionate share of total net assets. Trustees’ fees and expenses accrued by the Fund for the year ending December 31, 2016 are reported on the Statement of Operations.

Annual Report | December 31, 2016	41

Liberty All-Star® Equity Fund	Report of Independent Registered Public Accounting Firm

To the Board of the Trustees and Shareholders of Liberty All‐Star® Equity Fund:

We have audited the accompanying statement of assets and liabilities of Liberty All‐Star® Equity Fund (the “Fund”), including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liberty All‐Star® Equity Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
 February 16, 2017

42	www.all-starfunds.com

Liberty All-Star® Equity Fund	Automatic Dividend Reinvestment and Direct Purchase Plan

(Unaudited)

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1‐800‐ LIB‐FUND (1‐800‐542‐3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book‐entry or noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

Annual Report | December 31, 2016	43

Liberty All-Star® Equity Fund	Automatic Dividend Reinvestment and Direct Purchase Plan

(Unaudited)

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date and all subsequent dividends and distributions will be paid in cash instead of shares.

The Fund reserves the right to amend or terminate the Plan.

The full text of the Plan may be found on the Fund’s website at www.all‐starfunds.com.

44	www.all-starfunds.com

Liberty All-Star® Equity Fund	Additional Information

(Unaudited)
TAX INFORMATION

All 2016 distributions, whether received in cash or shares of the Fund, consist of the following:

(1)	ordinary dividends
(2)	long‐term capital gains

The table below details the breakdown of each 2016 distribution for federal income tax purposes.

			Total Ordinary Dividends
Record Date	Payable Date	Amount per Share	Qualified	Non- Qualified	Long-Term Capital Gains
10/30/15*	01/04/16	$0.008435	21.26%	6.06%	72.68%
01/22/16	03/07/16	$0.120000	21.26%	6.06%	72.68%
04/29/16	06/13/16	$0.120000	21.26%	6.06%	72.68%
07/29/16	09/12/16	$0.120000	21.26%	6.06%	72.68%
10/28/16	01/03/17	$0.059990	21.26%	6.06%	72.68%
10/28/16**	01/03/17	$0.060010	-	-	-

*	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on the Form 1099-DIV for 2016.
**	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported on the Form 1099-DIV for 2017.

Tax Designations
The Fund designates the following as a percentage of taxable ordinary income distributions for the calendar year ended December 31, 2016:

Qualified Dividend Income	77.83%
Dividend Received Deduction	75.26%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $57,847,299 as long‐term capital gain dividends.

Annual Report | December 31, 2016	45

Liberty All-Star® Equity Fund	Additional Information

(Unaudited)

SHAREHOLDER MEETING RESULTS

On August 25, 2016, the Annual Meeting of Shareholders of the Fund was held to elect two Trustees and to approve a new Portfolio Management Agreement with Sustainable Growth Advisers, LP (“Sustainable”). On June 13, 2016, the record date for the meeting, the Fund had outstanding 186,840,852 shares of beneficial interest. The votes cast at the meeting were as follows:

Proposal 1 – To elect two Trustees:

Nominee	For	Against/Withheld
John J. Neuhauser	123,495,201.599	7,911,834.436
Richard C. Rantzow	123,717,182.599	7,689,853.436

Proposal 3 - To approve a new Portfolio Management Agreement with Sustainable:

For	Against/Withheld	Abstain	Broker Non-Votes
91,244,448.561	7,034,630.085	2,182,124.489	30,945,832.900

46	www.all-starfunds.com

Liberty All-Star® Equity Fund	Trustees and Officers

 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, by contacting the Fund at 1-800-542-3863.

INDEPENDENT TRUSTEES

Name (Year of Birth) and Address*	Position with Equity Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee**	Other Directorships Held
John A. Benning Year of Birth: 1934	Trustee since 2002; Term expires 2018	Retired since December, 1999	2	Director, Liberty All-Star Growth Fund, Inc. (since 2002
Thomas W. Brock Year of Birth: 1947	Trustee since 2005; Chairman since 2015; Term expires 2017	Chief Executive Officer, Silver Bay Realty (since 2016); Director, Silver Bay Realty (December 2012-present); Chief Executive Officer, Stone Harbor Investment Partners LP (April 2006-2012); Adjunct Professor, Columbia University Graduate School of Business (since 1998)	2	Director, Liberty All-Star Growth Fund, Inc. (since 2005), Trustee, Equitable AXA Annuity Trust (since January 2016), 1290 Funds (since January 2016).
George R. Gaspari Year of Birth: 1940	Trustee since 2006; Term expires 2017	Financial Services Consultant (1996-2012)	2	Director, Liberty All-Star Growth Fund, Inc. (since 2006), Trustee (since 1999) and Chairman – Audit Committee (since January 2015), The Select Sector SPDR Trust

*	The address for all Trustees is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.
**
The Fund Complex for the Fund includes the Fund, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Inc., Pzena Investment Management, LLC, Delaware Investments Fund Advisers, Aristotle Capital Management, LLC, TCW Investment Management Company, Sustainable Growth Advisers, LP, Congress Asset Management Company, LLP and Weatherbie Capital, LLC provides investment advisory services.

Annual Report | December 31, 2016	47

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

INDEPENDENT TRUSTEES (continued)

Name (Year of Birth) and Address*	Position with Equity Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee**	Other Directorships Held
John J. Neuhauser Year of Birth: 1943	Trustee since 1998; Term expires 2019	President, St. Michael’s College (since August, 2007); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from August 1999 to December 2005, Boston College)	2	Director, Liberty All-Star Growth Fund, Inc. (since 1998), Trustee, Columbia Funds Series Trust I (since 1985)
Richard C. Rantzow Year of Birth: 1938	Trustee and Chairman – Audit Committee since 2006; Term expires 2019	Retired, Ernst & Young Partner (1993); Chief Financial Officer, Miller Sports (1993-1998)	2
Director, Liberty All-Star Growth Fund, Inc. (since 2006), Trustee, Clough Global Dividend and Income Fund (Since 2004), Trustee, Clough Global Equity Fund (since 2005) and Trustee, Clough Global Opportunities Fund (since 2006).

*	The address for all Trustees is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.
**
The Fund Complex for the Fund includes the Fund, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Inc., Pzena Investment Management, LLC, Delaware Investments Fund Advisers, Aristotle Capital Management, LLC, TCW Investment Management Company, Sustainable Growth Advisers, LP, Congress Asset Management Company, LLP and Weatherbie Capital, LLC provides investment advisory services.

48	www.all-starfunds.com

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

INTERESTED TRUSTEE

Name (Year of Birth) and Address*	Position with Equity Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee**	Other Directorships Held
Edmund J. Burke*** Year of Birth: 1961	Trustee since 2006; Term expires 2018	Chief Executive Officer and President of ALPS Holdings, Inc., a DST Company (since November 2011); CEO and a Director of ALPS Holdings, Inc. (since 2005); Director of ALPS Advisors, Inc. (since 2001), ALPS Distributors, Inc. (since 2000), ALPS Fund Services, Inc., (since 2000) and ALPS Portfolio Solutions Distributor, Inc. (since 2013). Mr. Burke is also a Director of Boston Financial Data Services (since 2013) and is a Trustee and President of Clough Funds Trust. Mr. Burke is deemed an affiliate of the Fund as defined under the 1940 Act.	16
Director, Liberty All-Star Growth Fund, Inc. (since 2006), Trustee (since 2004) and President (since 2006), Clough Global Dividend and Income Fund, Trustee (since 2006) and President (since 2005), Clough Global Equity Fund, Trustee and President (since 2006), Clough Global Opportunities Fund, Trustee and President of Clough Funds Trust and Trustee and President of Financial Investors Trust.

*	The address for all Trustees is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203.
**
The Fund Complex for the Fund includes the Fund, and any other investment companies for which any Trustee serves as trustee for and for which ALPS Advisors, Inc., Pzena Investment Management, LLC, Delaware Investments Fund Advisers, Aristotle Capital Management, LLC, TCW Investment Management Company, Sustainable Growth Advisers, LP, Congress Asset Management Company, LLP and Weatherbie Capital, LLC provides investment advisory services.

***	Mr. Burke is an “interested person” of the Fund under Section 2(a)(19) of the 1940 Act because he is the CEO and President of ALPS Holdings, Inc.

Annual Report | December 31, 2016	49

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

OFFICERS

Name (Year of Birth) and Address*	Position with Fund**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. Year of Birth: 1952	President	1999
Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All‐Star Funds (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005‐2006). Mr. Parmentier is deemed an affiliate of the Fund as defined under the 1940 Act.

Mark T. Haley, CFA Year of Birth: 1964	Senior Vice President	1999
Senior Vice President of the Liberty All‐Star Funds (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999‐2006). Mr. Haley is deemed an affiliate of the Fund as defined under the 1940 Act.

Edmund J. Burke Year of Birth: 1961	Vice President	2006
Vice President of the Liberty All‐Star Funds (since 2006), Chief Executive Officer and President of ALPS Holdings, Inc., a DST Company (since November 2011); CEO and a Director of: ALPS Holdings, Inc. (since 2005); Director of ALPS Advisors, Inc. (since 2001), ALPS Distributors, Inc. (since 2000), ALPS Fund Services, Inc. (since 2000) and ALPS Portfolio Solutions Distributor, Inc. (since 2013). Mr. Burke is also a Director of Boston Financial Data Services (since 2013). Mr. Burke is deemed an affiliate of the Fund as defined under the 1940 Act.

Kimberly R. Storms Year of Birth: 1972	Treasurer	2013
Director of Fund Administration and Senior Vice President of ALPS Fund Services, Inc. Ms. Storms is currently Treasurer of Liberty All‐Star Growth Fund, Inc., Financial Investors Trust, ALPS Series Trust, and Elevation ETF Trust. Ms. Storms is also on the Board of Directors of the Denver Center for Crime Victims. Ms. Storms is deemed an affiliate of the Fund as defined under the 1940 Act.

*
The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 15th Floor, Boston, MA 02111.

**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

50	www.all-starfunds.com

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

OFFICERS (continued)

Name (Year of Birth) and Address*	Position with Fund**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Andrew P. Meloni Year of Birth: 1969	Assistant Treasurer	2015
Fund Controller, ALPS Fund Services, Inc. Employee of ALPS Fund Services, Inc. since March 2007. Mr. Meloni is also Assistant Treasurer of Liberty All‐Star Growth Fund, Inc., ALPS ETF Trust, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc. and the Principal Real Estate Income Fund. Mr. Meloni is deemed an affiliate of the Fund as defined under the 1940 Act.

Erin D. Nelson Year of Birth: 1977	Chief Compliance Officer	2015
Ms. Nelson is Senior Vice President and Chief Compliance Officer of ALPS Advisors, Inc. Prior to 2015, Ms. Nelson was Vice‐  President and Assistant General Counsel of ALPS. Ms. Nelson is also Chief Compliance Officer of Liberty All‐Star Growth Fund, Inc., Principal Real Estate Income Fund, ALPS Variable Investment Trust, ALPS ETF Trust and the RiverNorth Opportunities Fund, Inc. Ms. Nelson is deemed an affiliate of the Fund as defined under the 1940 Act.

Sareena Khwaja‐Dixon Year of Birth: 1980	Secretary	2016
Ms. Khwaja‐Dixon joined ALPS in August 2015 and is currently Senior Counsel and Vice President of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Khwaja‐Dixon served as a Senior Paralegal/Paralegal for Russell Investments (2011 – 2015). Ms. Khwaja‐Dixon is also Secretary of Liberty All‐Star Growth Fund, Inc., and Stadion Investment Trust, and Assistant Secretary of Clough Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Clough Funds Trust and ALPS Variable Investment Trust. Ms. Khwaja‐Dixon is deemed an affiliate of the Fund as defined under the 1940 Act.

*
The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 15th Floor, Boston, MA 02111.

**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

Annual Report | December 31, 2016	51

Liberty All-Star® Equity Fund	Trustees and Officers

(Unaudited)

OFFICERS (continued)

Name (Year of Birth) and Address*	Position with Fund**	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Abigail J. Murray Year of Birth: 1975	Assistant Secretary	2016
Ms. Murray joined ALPS in April 2015. She is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Murray was an Attorney and Managing Member at Murray & Rouvina PLC from 2014 to 2015 and an Associate with Vedder Price P.C. from 2007 to 2014. Ms. Murray is also the Secretary of ALPS ETF Trust, Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, Clough Funds Trust, RiverNorth Opportunities Fund, Inc., and Assistant Secretary of Liberty All‐Star Growth Fund, Inc. and Principal Real Estate Income Fund. Ms. Murray is deemed an affiliate of the Fund as defined under the 1940 Act.

*
The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 15th Floor, Boston, MA 02111.

**	Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

52	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

The Investment Company Act of 1940 requires that the Board of Trustees (“Board”) of the Liberty All-Star Equity Fund (“Fund”), including all of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), annually review the Fund’s investment advisory agreements and consider whether to renew them for an additional year. At its meeting on September 8, 2016, the Board, including a majority of the Independent Trustees, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisors, Inc. (“AAI”) and two separate Portfolio Management Agreements among the Fund, AAI and the following independent investment management firms:  Pzena Investment Management, LLC (“Pzena”) and TCW Investment Management Company (“TCW”). Pzena and TCW are collectively referred to as “Portfolio Managers,” and each a “Portfolio Manager.”)

Prior to the Board’s action, the Independent Trustees met to consider management's recommendations with respect to the renewal of the Fund Management Agreement and the Portfolio Management Agreements (each, an "Agreement" and, collectively, the "Agreements"). In reaching its decision to renew each Agreement, the Board considered the overall fairness of each Agreement and whether each Agreement was in the best interest of the Fund. The Board further considered factors it deemed relevant with respect to the Fund, including (1) the nature, extent and quality of services provided to the Fund by AAI, its affiliates, and each Portfolio Manager; (2) the performance of the Fund and the Portfolio Managers; (3) the level of the Fund's management and portfolio management fees and expense ratios; (4) the costs of the services provided and profits realized by AAI and its affiliates from their relationship with the Fund; (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (6) the "fall-out" benefits to AAI, each Portfolio Manager and their respective affiliates (i.e., any direct or indirect benefits to be derived by AAI, each Portfolio Manager and their respective affiliates from their relationships with the Fund); and (7) other general information about AAI and each Portfolio Manager. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Independent Trustee may have attributed different weight to each factor.

The Board considered these factors in the context of the Fund's multi-manager methodology, which seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed. The Fund allocates its portfolio assets among Portfolio Managers recommended by AAI and approved by the Board, currently five for the Fund. The Board considered that each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances the Fund's portfolio assets among the Portfolio Managers. The Board also took into account that AAI continuously analyzes and evaluates each Portfolio Manager's  investment  performance  and  portfolio  composition  and,  from   time  to  time, recommends changes in the Portfolio Managers.

In connection with its deliberations, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included AAI's analysis of the Fund's investment performance and related financial information for the Fund, presentations given by the Fund's Portfolio Managers, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by AAI, the Portfolio Managers and their affiliates. Information furnished specifically in connection with the renewal process included, among other things, a report of the Fund's investment performance over various time periods as compared to a peer universe and a market index and the Fund's fees and expenses as compared to comparable groups of closed-end funds and open-end multi- managed funds based, in part, on information prepared by AAI and Broadridge Financial Solutions regarding review of the Lipper peer groups. The information provided by AAI generally included information reflecting the Fund's management fees, expense ratios, investment performance and profitability, including AAI's profitability with respect to the Fund.

Annual Report | December 31, 2016	53

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

As part of the process to consider the Agreements, legal counsel to the Independent Trustees requested information from AAI and each Portfolio Manager up for renewal. In response to these requests, the Board received reports from AAI and each Portfolio Manager up for renewal that addressed specific factors designed to inform the Independent Trustees consideration of each Agreement. Counsel also provided the Independent Trustees and the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreements. Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders. The following is a summary of the Board's considerations.

Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager up for renewal, in light of the investment objective of the Fund. The Board also considered the nature, extent and quality of the administrative services provided to the Fund by ALPS Fund Services, Inc., an affiliate of AAI. The Board considered the steps that AAI has taken to encourage strong performance, including AAI’s willingness to recommend Portfolio Manager changes when necessary to address performance issues. The Board also took into consideration the changes in Portfolio Managers that occurred in 2015 and 2016.

In addition, the Board considered the demonstrated consistency in investment approach of each Portfolio Manager up for renewal. The Board considered that TCW manages a sleeve of the large- cap growth portion of the Fund’s portfolio and that Pzena manages a large-cap value portion of the Fund’s portfolio.

The Board considered the background and experience of the personnel at AAI responsible for Portfolio Manager selection, evaluation and monitoring for the Fund and the personnel at each Portfolio Manager responsible for managing the Fund's portfolio. The Board also considered the overall financial strength of AAI  and each Portfolio Manager, the effect on the Fund of any turnover in personnel at each Portfolio Manager, the insurance maintained by AAI and each Portfolio Manager and the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and the Portfolio Managers up for renewal were appropriate and consistent with the terms of the Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements.

Investment Performance
The Board considered the long-term and short-term investment performance of the Fund over multiple periods, which generally included annual total returns both on an absolute basis and relative to an appropriate benchmark and/or Lipper peer group. The Board considered the Fund’s performance based on both net asset value (“NAV”) and market price and, in general, considered long-term performance to be more important in its evaluation than short-term performance. In addition, the Board considered the performance of the Fund’s Portfolio Managers that were up for renewal, including the performance of other investment companies and accounts managed by the Portfolio Managers and the performance of the allocated portions of the Fund in the context of the Portfolio Manager’s different investment strategies and styles and the contribution of each Portfolio Manager to the Fund’s overall strategy and performance.

54	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

Among other information, the Board received information regarding the Fund’s return on an absolute and a relative basis, based on NAV and market price, for various periods. In particular the Board received information which indicated that, based on NAV, the Fund underperformed the Lipper  Large-Cap   Core  Mutual  Fund  Average  (“Lipper  Average”)  for  the  one-,  five-,  and ten-year periods.

In addition to the performance of the Fund and each Portfolio Manager’s sleeve of the Fund, the Board considered management’s and the Portfolio Managers’ explanations for the Fund’s performance and the relevant benchmarks and peer groups. The Board accepted the explanations and determined that the performance information and explanations supported the renewal of the Agreements.

Costs of the Services Provided to the Fund
The Board considered the fees paid by the Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the management fees, overall expense ratio and expense reimbursement by AAI for selected closed-end funds and multi-manager open-end equity funds.  The Independent Trustees considered that the Fund’s total expenses were lower than the median of a representative group of closed-end funds selected by AAI. The Board also considered that the Fund’s management fee was higher than the median for the multi- manager open-end  equity funds selected  by AAI, but the total expense ratio  was lower.   In addition, the Trustees took into consideration that the Fund’s expenses were affected by shareholder meeting expenses relating to portfolio manager changes.

The Board considered that AAI currently does not have any institutional clients with investment objectives and strategies comparable to those of the Fund. The Board considered the breakpoint schedule that lowers the management fee rate paid by the Fund as the Fund's assets increase. The Board also considered the management fees paid to the Portfolio Managers and the fee rates charged by the Portfolio Managers to their other accounts, including institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided by and the differences in responsibility of AAI and the Portfolio Managers to the Fund and to other accounts. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the management fees paid by comparable closed-end funds and open-end equity funds.

Profitability and Costs of Services to AAI
The Board considered the level of profits realized by AAI in connection with the operation of the Fund. The Board considered the profitability information setting forth recent overall profitability of the Fund to AAI, as well as overall profitability information relating to certain prior calendar years. In reviewing the information, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. The Board considered management's ongoing costs and expenditures in providing and improving services for the Fund as well  as the  ongoing need to meet regulatory and compliance requirements.  In addition, the Board considered information prepared by management comparing the profitability of AAI on an overall basis to other investment company managers. The Board also considered the extent to which AAI and its affiliates might derive ancillary benefits from the Fund, noting that an affiliate of AAI  serves as the Fund's administrator  and receives compensation for acting  in this capacity.

Annual Report | December 31, 2016	55

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

The Board considered that AAI has advised the Board that it does not regard Portfolio Manager profitability as meaningful to an evaluation of the Portfolio Manager Agreements because the willingness of the Portfolio Managers to serve in such capacity depends primarily upon arm's- length negotiations with AAI. In addition, AAI has advised the Board that AAI generally is aware of the fees charged by the Portfolio Managers to other clients, and AAI believes that the fees agreed upon with the Portfolio Managers are reasonable in light of the quality of investment advisory services rendered. The Board accepted AAI's explanations in light of the Board's findings as to the reasonableness of the aggregate management fees paid by the Fund due to the fact that each Portfolio Manager's fee is paid by AAI and not the Fund. The Board understood that, as a business matter, AAI was entitled to earn reasonable profits for its services to the Fund. The Board determined that AAI's profitability was reasonable in relation to the services provided and to the costs  of  providing  management  services  to  the  Fund  and  supported  the  renewal  of the Agreements.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale
The Board considered whether economies of scale are realized by AAI as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. The Board took into consideration the fee breakpoint schedules under the Agreements and concluded that the schedules reflect economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services performed by AAI and the management of Fund assets by each Portfolio Manager. In this regard, the Board considered that the Fund has reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in the management fees.

Based on the foregoing, the Board concluded that the Fund was realizing economies of scale under the Agreements and management fee schedule, which supports the renewal of the Agreements.

Benefits to be Derived from the Relationship with the Fund
The Board also considered the potential "fall-out' benefits that AAI or the Portfolio Managers might receive in connection with their association with the Fund. In its consideration of the Agreements, the Board considered, among other things, that AAI and the Portfolio Managers may derive ancillary benefits from the Fund's operations. For example, under the Agreements, AAI may request that transactions giving rise to brokerage commissions be executed through brokers and dealers that provide brokerage or research services to the Fund or AAI. Each Portfolio Manager, through its position as a Portfolio Manager to the Fund, also may engage in soft dollar transactions. In advance of the meeting, the Board received information regarding each Portfolio Manager's procedures for executing portfolio transactions for the allocated portion of the Fund and each Portfolio Manager's soft dollar policies and procedures. In addition, the Board considered that a Portfolio Manager may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board determined that the foregoing ancillary benefits were consistent with the renewal of the Agreements.

56	www.all-starfunds.com

Liberty All-Star® Equity Fund	Board Consideration of the Renewal of the Fund Management & Portfolio Management Agreements

(Unaudited)

Conclusions
Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Annual Report | December 31, 2016	57

Liberty All-Star® Equity Fund	Privacy Policy

(Unaudited)

This Privacy Policy Notice discloses the privacy policies of the Liberty All-Star® Funds, which are advised by ALPS Advisors, Inc. and serviced by ALPS Fund Services, Inc. (the “Companies”). The Companies and the Funds are referred to herein collectively as “we” or “us.”

Protecting Your Privacy is a Top Priority
We realize that our ability to offer superior products and services depends on the personal and financial information we collect from you. We value your business and are committed to maintaining your trust. That is why we have made your privacy a top priority.

The Information We Have and Where We Get It
We collect information about you from a variety of sources, including:

•	Information we receive from you on applications or other forms, such as your name, address and phone number; your social security number; and your assets, income and other household information;
•	Information about your other transactions with us, our affiliates or others, such as your account balances and transactions history; and
•	Information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We do not solicit personal or financial information from minors without written parental consent, nor do we knowingly market products and services to minors.

How We Use This Information
We may share all of the information we collect with the Companies as part of the ordinary course of providing financial products and services to you, for the purpose of offering you new products and services to address your financial needs, for product development purposes and as otherwise required or permitted by law.

To assist in our business dealings with you, we may also share this information with companies (other than the Companies) that perform services, including marketing services, on our behalf (such as vendors that package and mail our investor statements and marketing research firms that enhance our ability to market our products and services). We do not share your information with mailing list or direct marketing companies. Thus, the information you provide to us will not result in unwanted solicitations from third-party marketers.

Finally, we may share this information with other entities outside of the Companies for the following purposes, including among others:

•	To respond to a subpoena or court order, judicial process or regulatory inquiry;
•	To report suspicious transactions to government agencies and law enforcement officials;
•	To protect against fraud;
•	To provide products and services with the consent or the direction of a customer; or
•	In connection with the proposed or actual sale or merger of all or a portion of a business or operating unit.

58	www.all-starfunds.com

Liberty All-Star® Equity Fund	Privacy Policy

(Unaudited)

Except as described above, and except for information we provide to nonaffiliated third parties as otherwise required or permitted by law, we do not share information about you with nonaffiliated third parties.

Security of Personal Financial Information
We restrict access to information about you to those employees we determine need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards to protect this information.

If you provide information to us via our websites in order to view your account activity or conduct transactions, we use 128-bit SSL encryption security with passwords to ensure a safe transmission of data between you and us. Information you provide is stored and transmitted in a secure environment, accessible only by a select group of people who are given a secure passcode to access the information.

We continuously assess  new technology for protecting information and upgrade our systems where appropriate.

If You Have Any Questions or Concerns About This Privacy Policy Notice,
Please Write to Us at:

ALPS Advisors, Inc.
Attn: Compliance Department
1290 Broadway, Suite 1100
Denver, CO 80203

Former Customers
If, for whatever reason, our customer relationship with you ends, we will preserve your information as necessary to comply with applicable laws. The measures we take to protect the privacy of customer information, as described in this Privacy Policy Notice, will continue to apply to you. We also will comply with more restrictive state laws to the extent they apply.

We reserve the right to change this Privacy Policy Notice, and any of the policies described herein, at any time. The examples contained in this Privacy Policy Notice are illustrations; they are not intended to be exclusive.

Annual Report | December 31, 2016	59

Liberty All-Star® Equity Fund	Description of Lipper Benchmark and Market Indices

(Unaudited)

Dow Jones Industrial Average
A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average
The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index
Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 1000® Growth Index
Measures the performance of those Russell 1000®companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000®Index measures the performance of the 1,000 largest companies in the Russell 3000®Index.

Russell 1000® Value Index
Measures the performance of those Russell 1000®companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000®Index measures the performance of the 1,000 largest companies in the Russell 3000®Index.

Russell 3000® Index
Measures the performance  of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500® Index
A large-cap U.S. equities index that includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

An investor cannot invest directly in an index.

60	www.all-starfunds.com

ALL-STAR® EQUITY FUND

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 Seventeenth Street, Suite 3600
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 30170
College Station, Texas 77842-3170
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
John A. Benning*
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Dr. John J. Neuhauser*
Richard C. Rantzow*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Edmund J. Burke, Vice President
Kimberly R. Storms, Treasurer
Andrew P. Meloni, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Abigail Murray, Assistant Secretary
Erin D. Nelson, Chief Compliance Officer

*Member of Audit Committee

USA LISTED NYSE

Annual Certifications — As required, on September 2, 2016, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a quarterly basis on Form N-CSR and Form N-Q.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Qs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SECs Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star® Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

LAS000767

ALL STAR® EQUITY FUND

ALPS Advisors, Inc.
Investment Advisor
1290 Broadway, Suite 1100
Denver, CO 80203
303-623-2577
www.all-starfunds.com

USA LISTED NYSE

A MEMBER OF THE CLOSED-END FUND ASSOCIATION, INC.
WWW.CLOSED-ENDFUNDS.COM

Secondary market support provided to the Fund by ALPS Fund Services, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

Item 2. Code of Ethics.

(a)
The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable.

(c)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

(e)	Not Applicable.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3. Audit Committee Financial Expert.

(a)	(1)(i) The registrant's Board of Trustees has determined that there is one audit committee financial expert serving on its audit committee.

(a)	(2) The registrant's Board of Trustees has determined that Mr. Richard C. Rantzow is an "audit committee financial expert" and is "independent" for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2016 and are $41,000 and $43,000, respectively. Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2016 were approximately $0 and $0, respectively. Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2016 are approximately $3,940 and $3,940, respectively. Tax Fees in both fiscal years 2015 and 2016 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2015 and December 31, 2016 and were $0 and $0, respectively.

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2015 and December 31, 2016, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the registrant to the investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with such investment advisor that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee is required to pre-approve the engagement of the registrant's independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) or any entity controlling, controlled by or under common control with such investment advisor that provides ongoing services to the registrant ("Advisor Affiliates"), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services ("Policy"). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant's independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant's investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and Advisor Affiliates may be waived provided that the "de minimis" requirements set forth in the SEC's rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2015 and December 31, 2016 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant in each of the last two fiscal years of the Registrant were $311,340 in 2015 and $331,340 in 2016. These fees consisted of non-audit fees billed to (i) the Registrant of $3,940 in 2015 and $3,940 in 2016, respectively, as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., ("AFS"), an entity under common control with the ALPS Advisors, Inc., the Registrant's investment advisor, of $307,400 in 2015 and $327,400 in 2016, respectively. The non-audit fees billed to AFS related to SSAE 16 services and other compliance related matters.

(h) The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)). As of December 31, 2016, John A. Benning, Thomas W. Brock, George R. Gaspari, John J. Neuhauser and Richard C. Rantzow are each independent trustees and collectively constitute the entire Audit Committee.

Item 6. Schedule.

(a)	The registrant's "Schedule I – Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant's policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of March 3, 2017 unless otherwise noted

Aristotle Capital Management, LLC ("Aristotle")

(a)(1) MANAGEMENT. The portion of the Fund allocated to Aristotle is managed by Howard Gleicher, CFA. Mr. Gleicher is CEO and Chief Investment Officer of Aristotle. Having over 30 years of investment experience, Howard heads the firm and leads the investment effort. Prior to founding Aristotle, Howard was co-founder, CEO and Chief Investment Officer at Metropolitan West Capital Management, LLC. Howard's prior investment-related experience includes serving as a Principal, Portfolio Manager and Investment Policy Committee member at Palley-Needelman Asset Management, Inc., and an Equity Portfolio Manager at Pacific Investment Management Company (PIMCO). Howard earned his Bachelor of Science and Master of Science degrees in Electrical Engineering from Stanford University, and his MBA from Harvard University. He is a CFA® charterholder.

(a)(2) OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Howard Gleicher as of December 31, 2016:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Howard Gleicher
Registered Investment Companies	7	$1,171.13	0	N/A
Other pooled investment vehicles	6	$2,795.31	0	N/A
Other accounts	2,737	$6,876.91	0	N/A

MATERIAL CONFILCTS OF INTEREST: Potential conflicts of interest could arise when there is side-by-side management of private funds, separately managed accounts and mutual funds. These conflicts may arise through trade allocation and through selections of portfolio securities.

Aristotle seeks to mitigate conflict related to trade allocation through its trade rotation procedures. With regard to portfolio selections and the different positions that Aristotle's portfolio managers may take related to different strategies, a potential conflict could arise when different classes of a security are purchased for different portfolios in the same strategy or one strategy is long in a position and another is short in the same security. When different classes of a security are purchased across several portfolios, this often due to the availability of the security and not due a preference for one class over another among client portfolios and often a portfolio could end up with both classes. Aristotle manages strategies that include a long/short component. In this case, the long/short component would be in line with hedge on the position. However, it is acknowledged, that a separate strategy could be long only in the same security which could pose a conflict.

Aristotle acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle is aware of the facts necessary to identify conflicts, management of Aristotle must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle or any affiliate of Aristotle will be considered only to the extent that Aristotle has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Chief Investment Officer or his designee, Aristotle may choose one of several options including: (1) "echo" or "mirror" voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

(a)(3) COMPENSATION STRUCTURE. All investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual's team contribution to company objectives. (Market indices are not used in determining an employee's annual bonus.) Each portfolio manager at Aristotle is an equity partner of the firm and receives a portion of the overall profits of Aristotle as part of his ownership interest. Aristotle's culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a "zero sum" environment where individual analysts are perceived to be in competition with one another.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

Portfolio Managers	Dollar Range of the Registrant's Securities Owned by the Portfolio Managers
Howard Gleicher, CFA	$10,001 - $50,000

Pzena Investment Management, LLC ("Pzena")

(a)(1) MANAGEMENT. The portion of the Fund allocated to Pzena is managed by a team of portfolio managers. Individual portfolio managers on the team do not have any latitude to make independent portfolio decisions. All decisions require unanimous consent of a three-person portfolio management team, with each of the three portfolio managers having joint decision-making responsibility and "veto authority" over any decision. As of December 31, 2016, Richard Pzena, John Goetz, and Benjamin Silver were portfolio managers for the fund; however, effective January 1, 2017, John Flynn replaced John Goetz as a portfolio manager for the Fund.

Richard S. Pzena – Mr. Pzena is the Founder, Co-Chief Investment Officer, Portfolio Manager, and member of the firm's Executive Committee. Mr. Pzena is the architect of the firm's investment strategy and conceived and developed our proprietary screening model. He serves as co-portfolio manager for the U.S. large cap and mid cap strategies, Focused Value, and U.S. Best Ideas. Prior to forming Pzena Investment Management, Mr. Pzena was the director of U.S. Equity Investments and chief research officer for Sanford C. Bernstein & Company. He joined Bernstein as an oil industry analyst and was named to the Institutional Investor All America Research Team for three years running. Mr. Pzena also served as chief investment officer, Small Cap Equities. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania.

John P. Goetz – Mr. Goetz is a Managing Principal, Co-Chief Investment Officer, Portfolio Manager, and member of the firm's Executive Committee. Mr. Goetz serves as co-portfolio manager for all non-U.S. strategies. He also previously served as the Director of Research and was responsible for building and training the research team. Prior to joining Pzena Investment Management, Mr. Goetz held a range of key positions at Amoco Corporation, his last as the Global Business Manager for Amoco's $1 billion polypropylene business where he had bottom-line responsibility for operations and development worldwide. Prior positions included strategic planning, joint venture investments, and project financing in various oil and chemical businesses. Before joining Amoco, Mr. Goetz had been employed by The Northern Trust Company and Bank of America. He earned a B.A. summa cum laude in Mathematics and Economics from Wheaton College and an M.B.A from the Kellogg School at Northwestern University.

Benjamin S. Silver, CFA, CPA – Mr. Silver is a Principal and Portfolio Manager. Mr. Silver serves as co-portfolio manager for the U.S. large cap and global strategies, Focused Value, and Small Cap Focused Value. Prior to joining Pzena Investment Management, Mr. Silver was a research analyst at Levitas & Company, a value based equity hedge fund and a manager for Ernst & Young LLP in their Financial Services Group. He earned a B.S. magna cum laude in Accounting from Sy Syms School of Business at Yeshiva University. Mr. Silver is a Certified Public Accountant and holds the Chartered Financial Analyst designation.

John J. Flynn – Mr. Flynn is a Principal and Portfolio Manager. Mr. Flynn is a co-portfolio manager for the U.S. mid cap and large cap strategies, Focused Value, and Small Cap Focused Value. Prior to joining Pzena Investment Management, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity investment firm. He earned a B.A. in Music from Yale University and an M.B.A. with distinction from the Harvard Business School.

(a)(2)OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Messrs. Pzena, Goetz, Silver and Flynn, as of December 31, 2016. As noted, as of December 31, 2016, Messrs. Pzena, Goetz, and Silver were portfolio managers for the Fund; however, effective January 1, 2017, Mr. Flynn replaced Mr. Goetz as a portfolio manager for our Large Cap Focused Value and Large Cap Expanded Value strategies, as well as being appointed as a Portfolio Manager for our U. S. Focused Value strategy.

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Richard S. Pzena
Registered Investment Companies	8	$9,672	2	$7,331
Other pooled investment vehicles	20	$1,013	0	$0
Other accounts	82	$3,235	1	$875

John P. Goetz
Registered Investment Companies	11	$8,566	2	$5,302
Other pooled investment vehicles	40	$6,337	4	$674
Other accounts	51	$8,581	2	$281

Benjamin Silver
Registered Investment Companies	8	$7,386	1	$5,222
Other pooled investment vehicles	39	$2,779	2	$415
Other accounts	131	$7,269	3	$960

John Flynn
Registered Investment Companies	6	$2,339	1	$2,108
Other pooled investment vehicles	9	$59	0	$0
Other accounts	56	$1,698	1	$6

(a)(3) COMPENSATION STRUCTURE. Pzena portfolio managers, including Messrs. Pzena, Goetz, Silver and Flynn, and other investment professionals at Pzena are compensated through a combination of a fixed base salary, annual discretionary bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based directly on the performance of the Fund or other clients. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management; however, Pzena always considers all of the contributions that the person has made and is likely to make in the future. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people.

MATERIAL CONFLICTS OF INTEREST: Conflicts of interest may arise in managing the Fund's portfolio investments, on the one hand, and the portfolios of Pzena's other clients and/or accounts (together "Accounts"), on the other. Set forth below is a brief description of some of the material conflicts which may arise and Pzena's policy or procedure for handling them.

Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., "classic" value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they are mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, Pzena may place separate, non-simultaneous transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders' interests) or its current investment strategy.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. The structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product specific basis (e.g., for all large cap value Accounts). Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS: Messrs. Pzena, Goetz and Silver do not own shares of the Fund.

Mr. Flynn owns between $50,000 and $100,000 of the Fund.

Delaware Investments Fund Advisers ("Delaware")

(a)(1) MANAGEMENT. The portion of the Fund allocated to Delaware is managed by the Delaware Large-Cap Value team:

D. Tysen Nutt Jr.
Senior Vice President, Senior Portfolio Manager, Team Leader
D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm's Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor's degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Kristen E. Bartholdson
Vice President, Senior Portfolio Manager
Kristen E. Bartholdson is a senior portfolio manager for the firm's Large-Cap Value team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor's degree in economics from Princeton University.

Nikhil G. Lalvani, CFA
Vice President, Senior Portfolio Manager
Nikhil G. Lalvani is a senior portfolio manager for the firm's Large-Cap Value team. At Delaware Investments, Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor's degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Robert A. Vogel Jr., CFA
Vice President, Senior Portfolio Manager
Robert A. Vogel Jr. is a senior portfolio manager for the firm's Large-Cap Value team. Prior to joining Delaware Investments in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor's and master's degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

(a)(2) OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the Large-Cap Value team as of December 31, 2016:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Kristen E. Bartholdson
Registered Investment Companies	9	$17,416	0	N/A
Other pooled investment vehicles	6	$1,395	0	N/A
Other accounts	31	$6,431	1	$1,794

Nikhil G. Lalvani, CFA
Registered Investment Companies	9	$17,416	0	N/A
Other pooled investment vehicles	6	$1,395	0	N/A
Other accounts	31	$6,431	1	$1,794

D. Tysen Nutt Jr.
Registered Investment Companies	10	$17,683	0	N/A
Other pooled investment vehicles	6	$1,395	0	N/A
Other accounts	31	$6,431	1	$1,794

Robert A. Vogel Jr., CFA
Registered Investment Companies	9	$17,416	0	N/A
Other pooled investment vehicles	6	$1,395	0	N/A
Other accounts	31	$6,431	1	$1,794

MATERIAL CONFILCTS OF INTEREST:

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or the Fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund or account. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DIFA has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

One of the accounts managed by the portfolio managers have performance-based fees. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While DIFA's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

(a)(3) COMPENSATION STRUCTURE. The Large-Cap Value team's compensation consists of the below structure:

Compensation Structure

Each portfolio's manager's compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper, Inc.) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards ("Awards") relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the "Plan") adopted on November 30, 2010.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan – A portion of a portfolio manager's retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Family of Funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager's retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan ("MEREP"), which is used to deliver remuneration in the form of Macquarie Group Limited ("Macquarie") equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

Portfolio Managers	Dollar Range of the Registrant's Securities Owned by the Portfolio Managers
Kristen E. Bartholdson	None
Nikhil G. Lalvani	None
D. Tysen Nutt Jr.	None
Robert A. Vogel Jr.	None

TCW Investment Management Company LLC ("TCW")

MANAGEMENT. The portion of the Fund allocated to TCW is managed by Craig C. Blum, CFA, Portfolio Manager, Managing Director and US Equities – Mr. Blum is Co-Portfolio Manager of the Concentrated Core and Select Equities investment strategies. He joined TCW in 1999 as part of a program designed to fast-track high potential individuals, providing them with in-depth knowledge of the firm's various investment groups. After gaining experience in the High Yield and Mortgage-Backed Securities Groups, in 2000 Mr. Blum joined the US Equity Research Group as an Analyst covering data networking, communications equipment, and enterprise hardware and software companies. In 2002, Mr. Blum became a member of the Concentrated Core / Select Equities Group, and in 2004 he was promoted to Co-Portfolio Manager. Prior to joining TCW, Mr. Blum focused on commercial mortgage-backed securities cash flow modeling and deal structuring as a Senior Analyst with FMAC Capital Markets. Prior to that, he worked in institutional sales and mortgage-backed securities analysis at PaineWebber. Mr. Blum began his investment career in 1994 at Merrill Lynch where he developed a financial advisory business focused on high net worth and corporate clients. He has more than 10 years experience in the investment management industry. Mr. Blum received his Bachelor of Science in Applied Mathematics and Computer Science from the University of California at Los Angeles (UCLA) in 1993, and his MBA in Finance from the UCLA Anderson Graduate School of Management in 1999. Mr. Blum has earned the right to use the CFA Institute Chartered Financial Analyst designation.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Blum as of December 31, 2016:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Craig C. Blum
Registered Investment Companies	2	$1,505	0	$0
Other pooled investment vehicles	4	$167	1	$66
Other accounts	40	$3,754	1	$160

COMPENSATION STRUCTURE.

The overall objective of the Advisor's compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation ("profit sharing"), bonus and equity incentive participation in the Advisor's parent company ("equity incentives"). Profit sharing and equity incentives generally represent most of the portfolio managers' compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager's compensation.

Profit Sharing. Profit sharing for investment professionals is based on net income relating to accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and profit sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including base salaries) related to the strategy group. The allocations are based on the investment professionals' contributions to TCW and its clients, including qualitative and quantitative contributions.

The profit sharing percentage used to compensate a portfolio manager for investment services related to the Fund is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by the Advisor or one of the other TCW Advisors (together, "the TCW Group"). In some cases, the profit sharing pool that includes revenues related to more than one product, in which case each participant in the pool is entitled to profit sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Fund.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team's profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interest of portfolio manager with the interest of the firm and its clients. Accordingly, TCW's key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Advisor's parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Advisor's parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 vested over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in the Advisor's parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in the Advisor's parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW's Code of Ethics (the "Code") serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a "beneficial interest"), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee's outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW's Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW's clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW's investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW's approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

Sustainable Growth Advisers, LP ("SGA")

MANAGEMENT.

George P. Fraise - Principal, co-founder, portfolio manager and a member of the Investment Committee. He is also a member of the Firm's Advisory Board. Prior to founding Sustainable Growth Advisers, George was Executive Vice President, a member of the Board of Directors and a member of the Investment Policy Committee of Yeager, Wood & Marshall, Inc. George began his investment career in 1987 as an equity analyst at Drexel Burnham Lambert. In 1990 he joined Smith Barney as a senior analyst responsible for the coverage of electrical equipment companies. He also held a senior analyst position at Chancellor Capital Management, a private large cap growth money manager. In 1997 George joined Scudder Kemper Investments as a portfolio manager for two separate large cap growth funds.
Education:
Trinity College – BA in History - 1986
Stern School of Business at New York University – MBA in Finance and International Business – 1990

Gordon M. Marchand, CFA, CIC, CPA - Principal, co-founder, portfolio manager and a member of the Investment Committee. He is also a member of the Firm's Advisory Board and serves as the firm's Chief Financial Officer. Prior to founding Sustainable Growth Advisers, Gordon was an executive officer, a member of the Board of Directors and Investment Policy Committee of Yeager, Wood & Marshall, Inc. which he joined in 1984. He also served as the firm's Chief Financial and Operating Officer. Gordon began his career as a CPA for Grant Thornton Int'l and a management consultant for Price Waterhouse.
Education:
Georgetown University – BS; University of Massachusetts/Amherst – MBA
Oxford University Management Center – Graduate Study

Robert L. Rohn – Principal, co-founder, portfolio manager and chairs the firm's Investment Committee. He is also a member of the Firm's Advisory Board. Prior to joining Sustainable Growth Advisers in November 2003, Rob managed over $1 billion of large capitalization, high quality growth stock portfolios at W.P Stewart & Co. During Rob's twelve-year tenure with W.P. Stewart, he was an analyst and portfolio Manager, held the positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., the company's core U.S. investment business, and served as Chairman of the firm's Management Committee. From 1988 through 1991, he was with Yeager, Wood & Marshall, a growth‑oriented investment counseling firm, where he served as Vice President and a member of the Investment Policy Committee with responsibilities in equity analysis and portfolio management. Rob began his career in 1983 at JP Morgan, where he was an officer of the bank in Corporate Finance.
Education:
Dartmouth College – BA (Cum Laude); Harvard Business School – MBA

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Fraise, Rohn and Marchand, as of December 31, 2016:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
George P. Fraise
Registered Investment Companies	16	$3,216	0	n/a
Other Pooled Investment Vehicles	19	$2,167	0	n/a
Other Accounts	47	$1,377	0	n/a

Robert L. Rohn
Registered Investment Companies	16	$3,216	0	n/a
Other Pooled Investment Vehicles	19	$2,167	0	n/a
Other Accounts	47	$1,377	0	n/a

Gordon M. Marchand
Registered Investment Companies	16	$3,216	0	n/a
Other Pooled Investment Vehicles	19	$2,167	0	n/a
Other Accounts	47	$1,377	0	n/a

Compensation Structure

SGA has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of SGA. The compensation of SGA's three principals/portfolio managers is based solely upon SGA's financial performance. SGA's compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•
The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

"Cross trades," in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

The adviser has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal year ended December 31, 2016, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser", as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 ("Exchange Act"), of shares or other units of any class of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)
There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant's Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant's principal executive officer and principal financial officer and as described in Item 2 hereof is attached hereto as Exhibit 12.A.1.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 2, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 2, 2017

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	March 2, 2017